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                                                            WBEMS DRAFT 12/19/03

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934

                        Date of report: December 8, 2003
                        (Date of earliest event reported)

                        Commission file number 000-26213

                             ARC COMMUNICATIONS INC.
             (Exact Name of Registrant as specified in its charter)

       New Jersey                                            22-3201557
------------------------                               ------------------------
(State of Incorporation)                               (IRS Identification No.)

                              788 Shrewsbury Avenue
                         Tinton Falls, New Jersey 07724
                                  732/219-1766
         (Registrant's Address, including ZIP Code and telephone number)


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Item 2. Acquisition or Disposition of Assets


         On December 8, 2003, the Registrant, RoomLinX, Inc., a Nevada corporation ("RoomLinX"), and RL Acquisition, Inc., a Nevada corporation and wholly-owned subsidiary of ARC ("RL"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides for a tax-free issuance of securities pursuant to the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended, whereby the Registrant will acquire RoomLinX through the merger of RoomLinX with and into RL (the "Merger"), with RL as the surviving corporation of such merger. In consideration for the Merger, the stockholders of RoomLinX shall receive (i) three (3) shares of common stock of the Registrant for each one (1) share of common stock outstanding at the effective time of the Merger (excluding certain shares of common stock of the Registrant and options to purchase common stock of the Registratn to be issued to consultants as part of the Merger) and (ii) options and/or warrants to purchase the greater of (a) 8,000,000 shares of common stock of the Registrant or (b) three (3) shares of common stock of the Registrant for each one (1) option or warrant outstanding to purchase common stock at the effective time of the Merger. The consideration for the Merger was determined through arms length negotiations.

         As a condition to consummating the transactions contemplated by the Merger Agreement, simultaneously with the filing of the certificate of merger with the Secretary of State of the State of Nevada to effect the Merger, the Registrant is required file an amendment to its Certificate of Incorporation increasing the number of authorized shares of its common stock to 150,000,000 and changing its name to "RoomLinX, Inc." In addition, following the Merger, the Registrant will be reincorporated from a New Jersey corporation to a Nevada corporation by means of a merger of the Registrant with and into its wholly-owned subsidiary RL, with RL continuing as the surviving corporation under the name RoomLinX, Inc. The consummation of the Merger is subject to the approval of the stockholders of each of the constituent corporations and other customary closing conditions.

         The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement. Copies of the Merger Agreement and the press release issued by the Registrant on December 9, 2003 are attached hereto as exhibits and are incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits:

         (a) Financial Statements of RoomLinX, Inc. will be filed on or before February 21, 2004.

         (b) Pro Forma Financial Statements of the Registrant will be filed on or before February 21, 2004.

         (c) The following exhibits are filed herewith:

         Exhibit 10 Agreement and Plan of Merger, by and among the Registrant RoomLinx, Inc. and RL Acquisition, Inc. dated as of December 8, 2003.

         Exhibit 99.1 Press Release of Arc Communications, Inc. dated December 9, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Arc Communications Inc.
                                            (Registrant)


                                            By: /s/ Peter Bordes
                                                --------------------------------
                                                Peter Bordes
                                                Chairman and
                                                Chief Executive Officer


Date: December 23, 2003